SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                              ---------------------


                                   FORM 8-K/A

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): MARCH 6, 2000

                              SMARTDISK CORPORATION
             (Exact name of registrant as specified in its charter)

                                    DELAWARE
                 (State or other jurisdiction of incorporation)

                 000-27257                               65-0733580
         (Commission File Number)           (I.R.S. Employer Identification No.)

          3506 MERCANTILE AVENUE
              NAPLES, FLORIDA                               34104
 (Address of principal executive offices)                (Zip Code)

                                 (941) 436-2500
              (Registrant's telephone number, including area code)

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

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                                EXPLANATORY NOTE

         This current report on Form 8-K/A amends and supplements a current report on Form 8-K filed by SmartDisk Corporation, a Delaware corporation (the "Company"), on March 21, 2000 in connection with the acquisition on March 6, 2000 of VST Technologies, Inc., a Delaware corporation ("VST"), by the statutory merger of VST with and into a wholly owned subsidiary of the Company.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (a)      Financial Statements of Business Acquired.

                  The audited financial statements of VST as of, and for the three years ended, December 31, 1999 are attached hereto as Exhibit 99.1 and are incorporated herein by reference.

         (b)      Pro Forma Financial Information.

                  The unaudited pro forma combined condensed balance sheet of the Company as of December 31, 1999 and the unaudited pro forma combined condensed statement of operations for the Company for the year ended December 31, 1999 are attached hereto as Exhibit 99.2 and are incorporated herein by reference.

         (c)      Exhibits.

                  2        Agreement and Plan of Merger dated as of February 23,
                           2000.(1)

                  23.2 Consent of Arthur Andersen LLP with respect to the Financial Statements of VST.

                  99.1 Financial Statements of VST listed in Item 7(a) above.

                  99.2 Pro Forma Combined Condensed Financial Statements of the Company listed in Item 7(b) above.

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                  (1)      Previously filed by the Company in its Current Report
                           on Form 8-K as filed with the Securities and Exchange Commission on March 21, 2000.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              SMARTDISK CORPORATION

Date:  May 11, 2000                           By: /s/ Michael R. Mattingly
                                                  ------------------------------
                                                  Michael R. Mattingly
                                                  Chief Financial Officer

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                                INDEX TO EXHIBITS

EXHIBIT NO.          EXHIBIT TITLE
-----------          -------------
    23.2             Consent of Arthur Andersen LLP dated as of May 8, 2000.

    99.1             Financial Statements of VST Technologies, Inc.

    99.2 Pro Forma Combined Condensed Financial Statements of SmartDisk Corporation.

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